UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 20, 2009

First Keystone Financial, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

22 West State Street, Media, Pennsylvania		19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 565-6210

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable.

(b)	Not applicable.

(c)
The Board of Directors of First Keystone Financial, Inc. (the “Company”) and First Keystone Bank (the “Bank”) appointed, effective January 20, 2009, Hugh J. Garchinsky as President and Chief Executive Officer of the Company and the Bank. Mr. Garchinsky, age 58, previously served as Senior Vice President and Chief Financial Officer of the Company and the Bank since August 2008 and had been employed by the Bank since June 2008.  On an interim basis, Mr. Garchinsky will continue to serve as the Company’s principal financial officer. Prior to joining the Company and the Bank, Mr. Garchinsky previously served as President (from 2000) and Chief Executive Officer (from 2002) of The Peoples Bank of Oxford and its parent holding company, Peoples First, Inc., Oxford, Pennsylvania, until their merger in June 2004 with and into National Penn Bank and National Penn Bancshares, Inc., respectively, and after the merger as President of the Peoples Division of National Penn Bank until April 2007.  He was self-employed from May 2007 until his engagement by the Company and the Bank in June 2008. In addition, since October 2007, he has served as an administrative officer of Oxford Mainstreet, Inc., Oxford, Pennsylvania, a non-profit community development organization involved in developing downtown revitalization projects in Oxford, Pennsylvania. There are no arrangements or understandings between a director or executive officer of the Company or the Bank and Mr. Garchinsky pursuant to which he was elected an executive officer of the Company and the Bank. No directors or executive officers of the Company or the Bank are related to Mr. Garchinsky by blood, marriage or adoption. Mr. Garchinsky has not engaged in any transactions since October 1, 2007 with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

(d)	Not applicable.

(e)	Not applicable.

(f)	Not applicable.

ITEM 7.01    Regulation FD Disclosure

On January 21, 2009, the Company issued a press release announcing the appointment of Mr. Garchinsky, effective January 20, 2009, as President and Chief Executive Officer of the Company and the Bank. For additional information, reference is made to the Company’s press release, dated January 21, 2009, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

ITEM 9.01    Financial Statements and Exhibits

 (a)           Not applicable.
 (b)           Not applicable.
 (c)           Not applicable.
 (d)           Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press release dated January 21, 2009.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.

Date: January 22, 2009	By:	/s/Hugh J. Garchinsky
Hugh J. Garchinsky
President and Chief Executive Officer